UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

Aravive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower
3730 Kirby Drive, Suite 1200
Houston, Texas 77098
(Address of principal executive offices)

(936) 355-1910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on October 2, 2023, Aravive, Inc. (the “Company” or “Aravive”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) at which the Company’s stockholders approved the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors subject to the Company’s Board of Directors (the “Board”) determining that such action was in the best interests of the Company.

On January 12, 2024, the Board (i) determined that the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors was in the best interest of the Company, and (ii) authorized the Company to enter into a general assignment for the benefit of creditors (the “Assignment Agreement”), by and between the Company and Aravive (assignment for the benefit of creditors), LLC, a California limited liability company (the “Assignee”), which provides for the transfer of all or substantially all of the Company’s assets to the Assignee (the “Assignment”). The Company entered into the Assignment Agreement on January 17, 2024.

The foregoing description of the Assignment Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 relating to the Assignment Agreement and the Assignment is hereby incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 12, 2024, the Board determined to delist the Company’s common stock from the Nasdaq Global Select Market (“Nasdaq”). In connection therewith, on January 17, 2024, the Company notified Nasdaq of the Company’s intention to file a Form 25 on or about January 29, 2024. The Company anticipates that the Form 25 will become effective ten (10) days following its filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2024, (i) Amato Giaccia, Ph.D., Peter T.C. Ho, M.D., Ph.D., John A. Hohneker, M.D., Sigurd C. Kirk and Michael W. Rogers, each provided notice of his decision to resign from the Board and all committees thereof, effective as of January 17, 2024, and (ii) Dr. Eshelman and Dr. McIntyre each provided notice of their decision to resign from the Board and all committees thereof, effective immediately after the filing of the Form 15 with the Securities and Exchange Commission (the “SEC”).

In addition, on January 12, 2024, the Company terminated the employment of each of Gail McIntrye, Ph.D., the Company’s Chief Executive Officer and Rudy C. Howard, the Company’s Chief Financial Officer, effective as of January 17, 2024. In connection with such terminations, on January 17, 2024, each of Dr. McIntyre and Mr. Howard entered into a Separation Agreement and Release (each a “Separation Agreement”) with the Company. Each Separation Agreement provides for the lump sum payment on January 17, 2024 of the severance benefits provided for in such executive’s employment offer letter, an amount equal to one year of such executive’s base salary, and Mr. Howard’s Separation Agreement provides for a stipend to cover the cost of continued payments under COBRA for twelve months, as provided in his offer letter. Dr. McIntyre’s Separation Agreement also provides that Dr. McIntyre will provide consulting services to the Company, at no further cost, as may be required in connection with the liquidation of the Company and that in such capacity, Dr. McIntyre shall serve as the Company’s Secretary and Authorized Officer.

The foregoing description of the Separation Agreement with Dr. McIntyre and the Separation Agreement with Mr. Howard does not purport to be complete and is qualified in its entirety by reference to each Separation Agreement, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Deregistration of Aravive Common Stock

On January 12, 2024, the Board determined to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. On or about February 8, 2024, the anticipated effective date of the delisting of the Company’s common stock from Nasdaq, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of its common stock. The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of its common stock. Upon the filing of the Form 15, the Company’s obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the SEC.

Plan of Dissolution

As previously reported, on October 2, 2023, the Company’s stockholders approved the voluntary dissolution and liquidation (the “Dissolution”) of the Company pursuant to a plan of dissolution which was filed as Appendix A to the Company’s definitive proxy statement filed with the SEC on September 5, 2023 (the “Plan of Dissolution”) subject to the Board determining that such action was in the best interests of the Company.

On January 12, 2024, in addition to the approvals discussed above, the Board (i) determined that the Dissolution was in the best interest of the Company; and (ii) approved the Dissolution pursuant to Plan of Dissolution. Accordingly, the Company intends to file a Certificate of Dissolution with the Delaware Secretary of State dissolving the Company on or about January 29, 2024.

The foregoing description of the Plan of Dissolution does not purport to be complete and is qualified in its entirety by reference to the Plan of Dissolution, which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference.

Press Release

On January 17, 2024, the Company issued a press release announcing certain of the matters described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	General Assignment for the Benefit of Creditors, dated January 17, 2024, by and between Aravive, Inc. and Aravive (assignment for the benefit of creditors), LLC

10.2	Separation Agreement and Release by and between Gail McIntyre, Ph.D. and Aravive, Inc., dated January 17, 2024

10.3	Separation Agreement and Release by and between Rudy C. Howard and Aravive, Inc., dated January 17, 2024

10.4	Plan of Dissolution (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed on Schedule 14A on September 5, 2023)

99.1	Press Release of Aravive, Inc. dated January 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2024	ARAVIVE, INC. (Registrant)

	By:	/s/ Gail McIntyre
	Name:	Gail McIntyre
	Title:	Chief Executive Officer

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